EXHIBIT 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Jeffrey W. Griffiths, President, Chief Executive Officer and Director of Lumber Liquidators Holdings, Inc. (the “Registrant”), and Daniel E. Terrell, Chief Financial Officer of the Registrant, each hereby certifies that, to the best of his knowledge:

1.	The Registrant’s quarterly report on Form 10-Q for the period ended June 30, 2010, to which this Certification is attached as Exhibit 32.01 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 4, 2010

/s/ Jeffrey W. Griffiths	/s/ Daniel E. Terrell
Jeffrey W. Griffiths President, Chief Executive Officer and Director (Principal Executive Officer)	Daniel E. Terrell Chief Financial Officer (Principal Financial and Principal Accounting Officer)

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